EXHIBIT 32

                           SECTION 1350 CERTIFICATION


         The undersigned certify that:

(1) The accompanying Quarterly Report on Form 10-Q for the period ended June 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  July 28, 2003                          /s/ Scott F. Drill
                                              ----------------------------------
                                              Scott F. Drill
                                              President and
                                              Chief Executive Officer


Date:  July 28, 2003
                                              /s/ Denni J. Lester
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                                              Denni J. Lester
                                              Vice President, Finance and
                                              Chief Financial Officer